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                                                                   Exhibit 10.14


                                   eBAY INC.

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "AGREEMENT") is made and entered into outside of the eBay Inc. 1997 Stock Option Plan (the "PLAN") as of the Date of Grant set forth below (the "DATE OF GRANT") by and between eBay Inc., a Delaware corporation (the "COMPANY"), and the Participant named below ("PARTICIPANT"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

Participant:                   Scott D. Cook
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Social Security Number:
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Address:
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Total Option Shares:           Fifty Thousand Shares
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Exercise Price Per Share:      $28.00
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Date of Grant:                 June 9, 1998
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First Vesting Date:            June 9, 1999
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Expiration Date:               June 8, 2008
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                               [unless earlier terminated under Section 3 below]

Type of Stock Option
(Check one):                   [ ] Incentive Stock Option

                               [X] Nonqualified Stock Option

     1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and, except to the extent inconsistent with this paragraph and with paragraph 2.2 hereof, the Plan. If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"). The Participant may transfer the economic or beneficial interest in this Option to an Approved Transferee that agrees to be bound by the terms of the Exercise Agreement. "APPROVED TRANSFEREE" means bona fide trusts or partnerships for the exclusive


                                       1.


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benefit of any one or more of the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, so long as the Participant has sole investment control over such trust or partnership, or any entity in which Participant is, directly or indirectly, a member, partner or five percent or more stockholder.

     2.  EXERCISE PERIOD.

         2.1 Exercise Period of Option. This Option is immediately exercisable with respect to all of the Shares, although the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Options set forth in Sections 7, 8 and 9 below. Provided Participant continues to provide services to the Company or to any Parent or Subsidiary of the Company, the Shares issuable upon exercise of this Option will become vested with respect to twenty-five percent (25%) of the Shares on June 9, 1999 (the "FIRST VESTING DATE") and thereafter at the end of each full succeeding month after the First Vesting Date an additional 2.08333% of the Shares will become vested until the Shares are vested with respect to 100% of the Shares, provided that if application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share. Notwithstanding any provision in the Plan or this Agreement to the contrary; Options for Unvested Shares (as defined in Section 2.2 of this Agreement) will not be exercisable on or after Participant's Termination Date.

         2.2 Vesting of Shares. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "UNVESTED SHARES." Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent; provided that Participant may transfer such Unvested Shares to an Approved Transferee that agrees to be bound by the terms of the Exercise Agreement. "APPROVED TRANSFEREE" means bona fide trusts, or partnerships for the exclusive benefit of any one or more of the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, so long as the Participant has sole investment control over such trust or partnership, or any entity in which Participant is, directly or indirectly, a member, partner or five percent or more stockholder.

         2.3 Expiration. This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date, unless earlier terminated under Section 3 below.

     3.  TERMINATION.

         3.1 Termination for Any Reason Except Death Disability or Cause. If Participant is Terminated for any reason, except death, Disability or Cause, this Option, to the extent (and only to the extent) that it is exercisable by Participant on the Termination Date, may be exercised by Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date, no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.


                                       2.

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         3.2  Termination Because of Death or Disability. If Participant is
Terminated because of death or Disability of Participant (or the Participant dies within three (3) months after Termination other than for Cause) this Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative), if at all, as to all or some of the Vested Shares calculated as of the Termination Date, no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond three
(3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

         3.3 Termination for Cause. If Participant is Terminated for Cause, then this Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

         3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

     4.  MANNER OF EXERCISE.

         4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, Participant's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

         4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. This Option may not be exercised as to fewer than one hundred (100) Shares, unless it is exercised as to all Shares as to which this Option is then exercisable.

         4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

              (a)  by surrender of shares of the Company's Common Stock that:
                   (1) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company


                                       3.

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                    by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the open public market and (2) are clear of all liens, claims, encumbrances or security interests;

               (b) by tender of a full recourse promissory note having such terms as may be approved by the Committee, which note shall be secured by a pledge of all of the Shares so purchased; provided, however, that if Participant is not an employee or director of the Company, Participant will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

               (c) provided that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (d)  by any combination of the foregoing.

          4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

          4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If this Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO


                                       4.
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on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of this Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

      6. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(f) of the California Corporations Code. Any provision of this Agreement which is inconsistent with Section 25102(f) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(f). The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.

      7. NONTRANSFERABILITY OF OPTION. Except as provided in Section 1 of this Agreement, this Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Participant.

      8. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Participant's Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the "Repurchase Option for Unvested Shares") if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.

      9. TAX CONSEQUENCES. The Participant represents that he has consulted his tax advisor regarding the tax consequences associated with the exercise of this Option and the disposition of the Shares, including the filing of the
Section 83(b) election with respect to the Unvested Shares. As Participant is not a current or former employee of the Company, Participant shall assume liability for any and all federal and state income and self-employment taxes associated with the exercise of the Option and, the disposition of the Shares.

     10. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

     11. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

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     12.  ENTIRE AGREEMENT. The Plan, except to the extent inconsistent with this Agreement, is incorporated herein by reference. This Agreement and, except to the extent inconsistent with this Agreement, the Plan constitute the complete and exclusive statement of the parties regarding its subject matter and supersedes all prior proposals, representations, communications, and agreements of the parties, whether oral or written regarding the grant of stock options or issuances of shares to Participant.

     13. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after, deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile, rapifax or telecopier.

     14. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares under the Exercise Agreement (and any Repurchase Option or Right of First Refusal). This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

     15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     16. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.


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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Date of Grant.

eBAY INC.                                  PARTICIPANT

By: /s/ Margaret C. Whitman                /s/ Scott D. Cook
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                                           (Signature)

Margaret C. Whitman                        Scott D. Cook
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(Please print name)                        (Please print name)

President and Chief Executive Officer
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(Please print title)








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